UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/22/2013

Pennsylvania Real Estate Investment Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  1-6300

Pennsylvania	23-6216339
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

The Bellevue, 200 South Broad Street, Philadelphia, PA 19102
(Address of principal executive offices, including zip code)

215-875-0700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2013, Pennsylvania Real Estate Investment Trust amended its Second Amended and Restated 2003 Equity Incentive Plan to change the vesting period for restricted shares granted to non-employee trustees to approximately one year in order to be consistent with the one year term for which trustees are elected, from approximately three years previously. A copy of the amendment is filed as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennsylvania Real Estate Investment Trust

Date: July 22, 2013	By:	/s/ Bruce Goldman
Bruce Goldman
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Amendment No 1 to Second Amended and Restated 2003 Equity Plan